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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2003

JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of other jurisdiction of incorporation)	000-49728 (Commission File Number)	87-0617894 (I.R.S. Employer Identification No.)
118-29 Queens Boulevard, Forest Hills, New York 11375 (Address of principal executive offices) (Zip Code)

(718) 709-3026
(Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure

        On July 10, 2003, JetBlue Airways Corporation issued a press release announcing a proposed offering of convertible notes. This press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (c)
  Exhibits

Exhibit Number	Description
Exhibit 3.1	Amended and Restated Certificate of Incorporation of JetBlue Airways Corporation dated April 16, 2002.
Exhibit 3.2	Certificate of Designation of Series A Participating Preferred Stock dated April 1, 2002.
Exhibit 99.1	Press Release dated July 10, 2003, titled "JETBLUE ANNOUNCES PROPOSED OFFERING OF CONVERTIBLE NOTES."

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 10, 2003	JETBLUE AIRWAYS CORPORATION
	By:	/s/ HOLLY L. NELSON Holly L. Nelson Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description	Location
3.1	Amended and Restated Certificate of Incorporation of JetBlue Airways Corporation dated April 16, 2002.	Filed herewith
3.2	Certificate of Designation of Series A Participating Preferred Stock dated April 1, 2002.	Filed herewith
99.1	Press release dated July 10, 2003, titled "JETBLUE ANNOUNCES PROPOSED OFFERING OF CONVERTIBLE NOTES."	Filed herewith

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SIGNATURE
EXHIBIT INDEX